                                                         Rule 424(b)(3)
                                                             File Nos. 333-88069
                                                                       811-05846

                        SUPPLEMENT DATED AUGUST 1, 2001

                                       TO

                   PROFILE DATED MAY 1, 2001, AS SUPPLEMENTED
                                      AND
                 PROSPECTUS DATED MAY 1, 2001, AS SUPPLEMENTED

                                      FOR

                               FUTURITY ACCOLADE
                           VARIABLE AND FIXED ANNUITY

             ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      Beginning on August 27, 2001, with the addition of a new class of shares -- the "Service Class shares" -- to the MFS/Sun Life Series Trust ("the Series Fund"), the following 9 corresponding investment options will be added to the Futurity Accolade Variable and Fixed Annuity Contracts (the "Contracts"):

           MFS/Sun Life Capital Appreciation -- S Class

           MFS/Sun Life Emerging Growth -- S Class

           MFS/Sun Life Government Securities -- S Class

           MFS/Sun Life High Yield -- S Class

           MFS/Sun Life Massachusetts Investors Growth Stock -- S Class

           MFS/Sun Life Massachusetts Investors Trust -- S Class

           MFS/Sun Life New Discovery -- S Class

           MFS/Sun Life Total Return -- S Class

           MFS/Sun Life Utilities -- S Class

      This Supplement describes the fees and performance information associated with the Series Fund's Service Class (the "S Class") shares. The S Class shares are the same as the shares (referred to herein as the "Initial Class" shares) currently offered in the Series Fund's Prospectus, dated May 1, 2001, except that the S Class shares are subject to a distribution fee equal to 0.25% of each Fund's daily net assets.

      The INITIAL CLASS SHARES are only available to owners of a Futurity Accolade Variable and Fixed Annuity Contract who opened their Contracts BEFORE August 27, 2001. (A Contract is considered "opened" once we have received a completed Application in good order.) Subsequent payments and transfers by such Contract owners will continue to purchase Initial Class shares.

      Owners of a Futurity Accolade Variable and Fixed Annuity Contract who opened their Contracts ON OR AFTER August 27, 2001, will only be able to purchase S CLASS SHARES. Subsequent payments and transfers by such Contract owners will continue to purchase S Class shares.

      As a result of the addition of the S Class shares, the Profile dated
May 1, 2001, as supplemented, (the "Profile") and the Prospectus dated May 1, 2001, as supplemented, (the "Prospectus") for the Futurity Accolade Variable and Fixed Annuity are further supplemented as follows:

      1. The list of the available Sub-Accounts appearing in Section 4, "Allocation Options," of the Profile and on the cover page of the Prospectus is hereby supplemented by the adding, under the heading "MFS/Sun Life
Series Trust" the 9 Sub-Accounts listed above.

      2. The summary expense chart appearing in Section 5, "Expenses," of the Profile is supplemented by adding the following Sub-Accounts to the chart:

                                                                                    EXAMPLES: TOTAL EXPENSE AT END
                                  TOTAL ANNUAL   TOTAL ANNUAL                     NO RIDERS (A)        WITH RIDER (B)
                                   INSURANCE         FUND       TOTAL ANNUAL   -------------------   -------------------
SUB-ACCOUNTS                        CHARGES        EXPENSES       EXPENSES      1 YEAR    10 YEARS    1 YEAR    10 YEARS
------------                      ------------   ------------   ------------   --------   --------   --------   --------
MFS/Sun Life Capital
  Appreciation --
  S Class ......................      1.55%          1.00%          2.55%        $ 98       $300       $102       $340
MFS/Sun Life Emerging Growth --
  S Class ......................      1.55%          0.99%          2.54%        $ 98       $299       $102       $339
MFS/Sun Life Government
  Securities --
  S Class ......................      1.55%          0.87%          2.42%        $ 97       $287       $101       $327
MFS/Sun Life High Yield -- S
  Class ........................      1.55%          1.08%          2.63%        $ 99       $308       $103       $348
MFS/Sun Life Massachusetts
  Investors Growth Stock -- S
  Class ........................      1.55%          1.06%          2.61%        $ 99       $306       $103       $346
MFS/Sun Life Massachusetts
  Investors Trust -- S Class ...      1.55%          0.85%          2.40%        $ 97       $285       $101       $325
MFS/Sun Life New Discovery -- S
  Class ........................      1.55%          1.24%          2.79%        $101       $324       $105       $363
MFS/Sun Life Total Return -- S
  Class.........................      1.55%          0.95%          2.50%        $ 98       $295       $102       $335
MFS/Sun Life Utilities -- S
  Class ........................      1.55%          1.05%          2.60%        $ 99       $305       $103       $345

      3. The performance chart appearing in Section 8, "Performance," of the Profile is supplemented by adding the following Sub-Accounts to the chart:

SUB-ACCOUNT                        2000       1999       1998       1997       1996       1995       1994       1993       1992
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
MFS/Sun Life Capital
  Appreciation -- S Class .....  (13.36)%   29.94%     26.08%      20.61%    18.96%      31.74%    (5.67)%     15.55%     11.23%
MFS/Sun Life Emerging
  Growth -- S Class ...........  (20.69)%   72.59%     31.38%      19.63%    14.91%         --        --          --         --
MFS/Sun Life Government
  Securities -- S Class .......   10.06%    (3.76)%     6.68%       6.70%    (0.26)%     15.50%    (4.04)%      6.68%      4.83%
MFS/Sun Life High Yield --
  S Class .....................   (8.47)%    4.99%     (1.24)%     11.20%    10.09%      14.84%    (3.93)%     15.57%     12.93%
MFS/Sun Life Massachusetts
  Investors Growth Stock --
  S Class .....................   (7.91)%   33.27%        --          --        --          --        --          --         --
MFS/Sun Life Massachusetts
  Investors Trust -- S
  Class .......................   (1.78)%    5.16%     21.56%      29.51%    23.08%      34.90%    (2.96)%      6.40%      3.72%
MFS/Sun Life New Discovery --
  S Class .....................   (1.51)%   57.29%        --          --        --          --        --          --         --
MFS/Sun Life Total Return --
  S Class .....................   14.63%     0.88%      9.62%      19.72%    11.96%      24.38%    (4.06)%     11.25%      6.54%
MFS/Sun Life Utilities -- S
  Class .......................    5.11%    29.00%     15.48%      30.40%    18.25%      30.06%    (6.63)%        --         --

SUB-ACCOUNT                        1991       1990
-----------                      --------   --------
MFS/Sun Life Capital
  Appreciation -- S Class .....   38.17%    (11.69)%
MFS/Sun Life Emerging
  Growth -- S Class ...........      --         --
MFS/Sun Life Government
  Securities -- S Class .......   13.69%      6.90%
MFS/Sun Life High Yield --
  S Class .....................   44.91%    (15.75)%
MFS/Sun Life Massachusetts
  Investors Growth Stock --
  S Class .....................      --         --
MFS/Sun Life Massachusetts
  Investors Trust -- S
  Class .......................      --         --
MFS/Sun Life New Discovery --
  S Class .....................      --         --
MFS/Sun Life Total Return --
  S Class .....................   19.37%      0.74%
MFS/Sun Life Utilities -- S
  Class .......................      --         --

      4. The "Underlying Fund Annual Expenses" table appearing on pages 6 and 7 of the Prospectus is supplemented by adding the following S Class shares of the Series Fund:

                                                           OTHER                          TOTAL ANNUAL
                                                       FUND EXPENSES                     FUND EXPENSES
                                         MANAGEMENT        AFTER           12B-1 OR     AFTER AND BEFORE
FUND                                        FEES      REIMBURSEMENT(2)   SERVICE FEES   REIMBURSEMENT(2)
----                                     ----------   ----------------   ------------   ----------------
MFS/Sun Life Capital Appreciation --
 S Class (9) ..........................    0.71%           0.04%             0.25%           1.00%
MFS/Sun Life Emerging Growth --
 S Class (9) ..........................    0.69%           0.05%             0.25%           0.99%
MFS/Sun Life Government Securities --
 S Class ..............................    0.55%           0.07%             0.25%           0.87%
MFS/Sun Life High Yield -- S
 Class (9) ............................    0.75%           0.08%             0.25%           1.08%
MFS/Sun Life Massachusetts Investors
 Growth Stock -- S Class ..............    0.75%           0.06%             0.25%           1.06%
MFS/Sun Life Massachusetts Investors
 Trust -- S Class (9) .................    0.55%           0.05%             0.25%           0.85%
MFS/Sun Life New Discovery -- S
 Class ................................    0.90%           0.09%             0.25%           1.24%
MFS/Sun Life Total Return -- S
 Class (9) ............................    0.66%           0.04%             0.25%           0.95%
MFS/Sun Life Utilities -- S
 Class (9) ............................    0.72%           0.08%             0.25%           1.05%

      5. Footnote (9) to the "Underlying Fund Annual Expenses" table appearing on page 8 of the Prospectus is supplemented with the addition of the following S class shares of the Series Fund:

MFS/Sun Life Capital Appreciation -- S Class ...............  0.99%
MFS/Sun Life Emerging Growth -- S Class ....................  0.98%
MFS/Sun Life High Yield -- S Class .........................  1.07%
MFS/Sun Life Massachusetts Investors Trust -- S Class ......  0.84%
MFS/Sun Life Total Return -- S Class .......................  0.94%
MFS/Sun Life Utilities -- S Class ..........................  1.04%

      6. The "Examples" presented on pages 10 through 15 of the Prospectus are supplemented by adding the following examples:

      If you surrender your Contract at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and no optional death benefit riders have been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
MFS Sun Life Capital Appreciation -- S Class ...............    $ 98       $144       $193       $300
MFS Sun Life Emerging Growth -- S Class ....................    $ 98       $144       $192       $299
MFS Sun Life Government Securities -- S Class ..............    $ 97       $140       $186       $287
MFS Sun Life High Yield -- S Class .........................    $ 99       $146       $197       $308
MFS Sun Life Massachusetts Investors Growth Stock -- S
  Class ....................................................    $ 99       $146       $196       $306
MFS Sun Life Massachusetts Investors Trust -- S Class ......    $ 97       $139       $185       $285
MFS Sun Life New Discovery -- S Class ......................    $101       $151       $205       $324
MFS Sun Life Total Return -- S Class .......................    $ 98       $142       $190       $295
MFS Sun Life Utilities -- S Class ..........................    $ 99       $145       $195       $305

      If you surrender your Contract at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and the EEB Plus MAV optional death benefit rider has been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
MFS Sun Life Capital Appreciation -- S Class ...............    $102       $156       $213       $340
MFS Sun Life Emerging Growth -- S Class ....................    $102       $156       $212       $339
MFS Sun Life Government Securities -- S Class ..............    $101       $152       $206       $327
MFS Sun Life High Yield -- S Class .........................    $103       $158       $217       $348
MFS Sun Life Massachusetts Investors Growth Stock -- S
  Class ....................................................    $103       $158       $216       $346
MFS Sun Life Massachusetts Investors Trust -- S Class ......    $101       $152       $205       $325
MFS Sun Life New Discovery -- S Class ......................    $105       $163       $225       $363
MFS Sun Life Total Return -- S Class .......................    $102       $155       $210       $335
MFS Sun Life Utilities -- S Class ..........................    $103       $158       $215       $345

      If you do NOT surrender your Contract, or if you annuitize, at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and no optional death benefit riders have been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
MFS Sun Life Capital Appreciation -- S Class ...............    $26        $81        $139       $300
MFS Sun Life Emerging Growth -- S Class ....................    $26        $81        $138       $299
MFS Sun Life Government Securities -- S Class ..............    $25        $77        $132       $287
MFS Sun Life High Yield -- S Class .........................    $27        $83        $143       $308
MFS Sun Life Massachusetts Investors Growth Stock -- S
  Class ....................................................    $27        $83        $142       $306
MFS Sun Life Massachusetts Investors Trust -- S Class ......    $25        $76        $131       $285
MFS Sun Life New Discovery -- S Class ......................    $29        $88        $151       $324
MFS Sun Life Total Return -- S Class .......................    $26        $79        $136       $295
FS Sun Life Utilities -- S Class ...........................    $27        $82        $141       $305

      If you do NOT surrender your Contract, or if you annuitize, at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and the EEB Plus MAV optional death benefit rider has been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
MFS Sun Life Capital Appreciation -- S Class ...............    $30        $ 93       $159       $340
MFS Sun Life Emerging Growth -- S Class ....................    $30        $ 93       $158       $339
MFS Sun Life Government Securities -- S Class ..............    $29        $ 89       $152       $327
MFS Sun Life High Yield -- S Class .........................    $31        $ 95       $163       $348
MFS Sun Life Massachusetts Investors Growth Stock -- S
  Class ....................................................    $31        $ 95       $162       $346
MFS Sun Life Massachusetts Investors Trust -- S Class ......    $29        $ 89       $151       $325
MFS Sun Life New Discovery -- S Class ......................    $33        $100       $171       $363
MFS Sun Life Total Return -- S Class .......................    $30        $ 92       $156       $335
MFS Sun Life Utilities -- S Class ..........................    $31        $ 95       $161       $345

      THESE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN. THE EXAMPLES ASSUME THAT ALL CURRENT WAIVERS AND REIMBURSEMENTS CONTINUE THROUGHOUT ALL PERIODS.

      THIS SUPPLEMENT IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS FOR THE FUTURITY ACCOLADE VARIABLE AND FIXED ANNUITY, AND ALL CURRENT FUND PROSPECTUSES AS SUPPLEMENTED. ALL SUPPLEMENTS AND THE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

FUT500

                                                             Rule 424(b)(3)
                                                             File Nos. 333-88069
                                                                       811-05846

                        SUPPLEMENT DATED AUGUST 1, 2001

                                       TO

                   PROFILE DATED MAY 1, 2001, AS SUPPLEMENTED
                                      AND
                 PROSPECTUS DATED MAY 1, 2001, AS SUPPLEMENTED

                                      FOR

                               MFS REGATTA EXTRA
                           VARIABLE AND FIXED ANNUITY

             ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

      Beginning on August 27, 2001, with the addition of a new class of shares -- the "Service Class shares" -- to the MFS/Sun Life Series Trust ("the Series Fund"), the following 31 corresponding Sub-Accounts will be added to the MFS Regatta Extra Variable and Fixed Annuity Contracts (the "Contracts"):

Bond -- S Class                                 Managed Sectors -- S Class
Capital Appreciation -- S Class                 Massachusetts Investors Growth Stock -- S Class
Capital Opportunities -- S Class                Massachusetts Investors Trust -- S Class
Emerging Growth -- S Class                      Mid Cap Growth -- S Class
Emerging Markets Equity -- S Class              Money Market -- S Class
Global Asset Allocation -- S Class              New Discovery -- S Class
Global Governments -- S Class                   Research -- S Class
Global Growth -- S Class                        Research Growth and Income -- S Class
Global Health Sciences -- S Class               Research International -- S Class
Global Telecommunications -- S Class            Strategic Growth -- S Class
Global Total Return -- S Class                  Strategic Income -- S Class
Government Securities -- S Class                Technology -- S Class
High Yield -- S Class                           Total Return -- S Class
International Growth -- S Class                 Utilities -- S Class
International Investors Trust -- S Class        Value -- S Class
International New Discovery -- S Class

      This Supplement describes the fees and performance information associated with the Series Fund's Service Class (the "S Class") shares. The S Class shares are the same as the shares (referred to herein as the "Initial Class" shares) currently offered in the Series Fund's Prospectus, dated May 1, 2001, except that the S Class shares are subject to a distribution fee equal to 0.25% of each Fund's daily net assets.

      The INITIAL CLASS SHARES are only available to owners of a MFS Regatta Extra Variable and Fixed Annuity Contract who opened their Contracts BEFORE August 27, 2001. (A Contract is considered "opened" once we have received a completed Application in good order.) Subsequent payments and transfers by such Contract owners will continue to purchase Initial Class shares.

      Owners of a MFS Regatta Extra Variable and Fixed Annuity Contract who opened their Contracts ON OR AFTER August 27, 2001, will only be able to purchase S CLASS SHARES. Subsequent payments and transfers by such Contract owners will continue to purchase S Class shares.

      At present, the INTERNATIONAL NEW DISCOVERY SERIES and GLOBAL HEALTH SCIENCES SERIES of the MFS/Sun Life Series Trust are not available for sale and, therefore, neither share class of these two Series is available for investment. We do not know at this time when or if these two Series will be made available. YOUR INVESTMENT DECISION TO PURCHASE A CONTRACT SHOULD NOT ASSUME THE FUTURE AVAILABILITY OF THESE SERIES.

      As a result of the addition of the S Class shares, the Profile dated
May 1, 2001, as supplemented, (the "Profile") and the Prospectus dated May 1, 2001, as supplemented, (the "Prospectus") for the MFS Regatta Extra Variable and Fixed Annuity are further supplemented as follows:

      1. The list of the available Sub-Accounts appearing in Section 4, "Allocation Options," of the Profile and on the cover page of the Prospectus is hereby supplemented by the addition of the 31 Sub-Accounts listed above.

      2. The summary expense chart appearing in Section 5, "Expenses," of the Profile is supplemented by adding the following Sub-Accounts to the chart:

                                                                                    EXAMPLES: TOTAL EXPENSE AT END
                                  TOTAL ANNUAL   TOTAL ANNUAL                     NO RIDERS (A)        WITH RIDER (B)
                                   INSURANCE         FUND       TOTAL ANNUAL   -------------------   -------------------
                                    CHARGES        EXPENSES       EXPENSES      1 YEAR    10 YEARS    1 YEAR    10 YEARS
                                  ------------   ------------   ------------   --------   --------   --------   --------
Bond -- S Class.................      1.55%          0.97%          2.52%        $ 98       $297       $102       $337
Capital Appreciation -- S
  Class.........................      1.55%          1.00%          2.55%        $ 98       $300       $102       $340
Capital Opportunities -- S
  Class.........................      1.55%          1.04%          2.59%        $ 99       $304       $103       $344
Emerging Growth -- S Class......      1.55%          0.99%          2.54%        $ 98       $299       $102       $339
Emerging Markets Equity -- S
  Class.........................      1.55%          1.82%          3.37%        $107       $380       $111       $416
Global Asset Allocation -- S
  Class.........................      1.55%          1.15%          2.70%        $100       $315       $104       $354
Global Governments -- S Class...      1.55%          1.19%          2.74%        $100       $319       $104       $358
Global Growth -- S Class........      1.55%          1.29%          2.84%        $101       $329       $105       $368
Global Health Sciences -- S
  Class.........................      1.55%          1.50%          3.05%        $103       $350       $107       $387
Global Telecommunications -- S
  Class.........................      1.55%          1.53%          3.08%        $104       $352       $108       $390
Global Total Return -- S
  Class.........................      1.55%          1.16%          2.71%        $100       $316       $104       $355
Government Securities -- S
  Class.........................      1.55%          0.87%          2.42%        $ 97       $287       $101       $327
High Yield -- S Class...........      1.55%          1.08%          2.63%        $ 99       $308       $103       $348
International Growth -- S
  Class.........................      1.55%          1.49%          3.04%        $103       $349       $107       $386
International Investors
  Trust -- S Class..............      1.55%          1.46%          3.01%        $103       $346       $107       $383
International New Discovery -- S
  Class.........................      1.55%          1.48%          3.03%        $103       $348       $107       $385
Managed Sectors -- S Class......      1.55%          1.01%          2.56%        $ 98       $301       $102       $341
Massachusetts Investors Growth
  Stock -- S Class..............      1.55%          1.06%          2.61%        $ 99       $306       $103       $346
Massachusetts Investors
  Trust -- S Class..............      1.55%          0.85%          2.40%        $ 97       $285       $101       $325
Mid Cap Growth -- S Class.......      1.55%          1.14%          2.69%        $100       $314       $104       $353
Money Market -- S Class.........      1.55%          0.83%          2.38%        $ 97       $283       $101       $323
New Discovery -- S Class........      1.55%          1.24%          2.79%        $101       $324       $105       $363
Research -- S Class.............      1.55%          0.99%          2.54%        $ 98       $299       $102       $339
Research Growth and Income -- S
  Class.........................      1.55%          1.13%          2.68%        $100       $313       $104       $352
Research International -- S
  Class.........................      1.55%          1.53%          3.08%        $104       $352       $108       $390
Strategic Growth -- S Class.....      1.55%          1.19%          2.74%        $100       $319       $104       $358
Strategic Income -- S Class.....      1.55%          1.23%          2.78%        $101       $323       $105       $362
Technology -- S Class...........      1.55%          1.17%          2.72%        $100       $317       $104       $356
Total Return -- S Class.........      1.55%          0.95%          2.50%        $ 98       $295       $102       $335
Utilities -- S Class............      1.55%          1.05%          2.60%        $ 99       $305       $103       $345
Value -- S Class................      1.55%          1.12%          2.67%        $100       $312       $104       $351

      3. The performance chart appearing in Section 8, "Performance," of the Profile is supplemented by adding the following Sub-Accounts to the chart:

SUB-ACCOUNT                        2000       1999       1998       1997       1996       1995       1994       1993       1992
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Bond -- S Class................    8.31%    (3.50)%        --        --         --          --        --          --        --
Capital Appreciation -- S
  Class........................  (13.02)%   30.29%      26.39%    20.88%     19.25%      32.03%    (5.42)%     15.84%    11.10%
Capital Opportunities -- S
  Class........................   (6.57)%   45.04%      24.67%    25.27%        --          --        --          --        --
Emerging Growth -- S Class.....  (20.56)%   72.77%      31.46%    19.71%     14.94%         --        --          --        --
Emerging Markets Equity --
  S Class......................  (24.15)%   49.83%     (31.32)%    8.36%        --          --        --          --        --
Global Asset Allocation --
  S Class......................   (4.05)%   16.43%       4.59%     8.82%     13.85%      19.40%       --          --        --
Global Governments -- S
  Class........................   (0.51)%   (6.90)%     13.37%    (2.63)%     2.70%      13.57%    (6.29)%     16.72%    (1.41)%
Global Growth -- S Class.......  (14.70)%   64.41%      12.46%    13.20%     10.99%      13.86%     1.00%         --        --
Global Total Return -- S
  Class........................    0.49%     6.48%      16.20%    11.55%     12.15%      15.75%       --          --        --
Government Securities -- S
  Class........................   10.14%    (3.70)%      6.74%     6.73%     (0.29)%     15.48%    (4.00)%      6.65%     4.73%
High Yield -- S Class..........   (8.45)%    4.93%      (1.26)%   11.12%     10.03%      14.88%    (4.07)%     15.57%    12.91%
International Growth -- S
  Class........................   (9.46)%   32.93%       0.03%    (3.48)%       --          --        --          --        --
International Investors
  Trust --
  S Class......................   (4.12)%   15.19%      19.41%     4.54%      2.92%         --        --          --        --
Managed Sectors -- S Class.....  (22.27)%   82.40%      10.27%    23.34%     15.42%      29.87%    (3.77)%      2.11%     4.50%
Massachusetts Investors Growth
  Stock -- S Class.............   (7.81)%   33.39%         --        --         --          --        --          --        --
Massachusetts Investors
  Trust --
  S Class......................   (1.69)%    5.27%      21.60%    29.57%     23.11%      34.95%    (2.96)%      6.40%     3.64%
Money Market -- S Class........    4.08%     2.80%       3.09%     3.11%      2.96%       3.49%     1.77%       0.71%     1.41%
New Discovery -- S Class.......   (1.41)%   57.40%         --        --         --          --        --          --        --
Research -- S Class............   (5.84)%   21.95%      21.40%    18.61%     21.55%      34.95%       --          --        --
Research Growth and Income --
  S Class......................    1.27%     6.22%      19.96%       --         --          --        --          --        --
Research International -- S
  Class........................   (9.62)%   52.25%         --        --         --          --        --          --        --
Strategic Growth -- S Class....  (11.61)%   19.23%         --        --         --          --        --          --        --
Strategic Income -- S Class....    1.07%    21.33%         --        --         --          --        --          --        --
Total Return -- S Class........   14.74%     0.98%       9.71%    19.73%     11.95%      24.47%    (4.10)%     11.29%     6.35%
Utilities -- S Class...........    5.09%    28.95%      15.45%    30.32%     18.12%      30.00%    (6.74)%        --        --
Value -- S Class...............   27.98%     5.13%         --        --         --          --        --          --        --

SUB-ACCOUNT                        1991       1990
-----------                      --------   --------
Bond -- S Class................      --         --
Capital Appreciation -- S
  Class........................   38.39%    (11.39)%
Capital Opportunities -- S
  Class........................      --         --
Emerging Growth -- S Class.....      --         --
Emerging Markets Equity --
  S Class......................      --         --
Global Asset Allocation --
  S Class......................      --         --
Global Governments -- S
  Class........................   12.67%     11.24%
Global Growth -- S Class.......      --         --
Global Total Return -- S
  Class........................      --         --
Government Securities -- S
  Class........................   13.74%      6.84%
High Yield -- S Class..........   44.98%    (16.01)%
International Growth -- S
  Class........................      --         --
International Investors
  Trust --
  S Class......................      --         --
Managed Sectors -- S Class.....   59.12%    (12.17)%
Massachusetts Investors Growth
  Stock -- S Class.............      --         --
Massachusetts Investors
  Trust --
  S Class......................      --         --
Money Market -- S Class........    3.62%      5.85%
New Discovery -- S Class.......      --         --
Research -- S Class............      --         --
Research Growth and Income --
  S Class......................      --         --
Research International -- S
  Class........................      --         --
Strategic Growth -- S Class....      --         --
Strategic Income -- S Class....      --         --
Total Return -- S Class........   19.42%      0.75%
Utilities -- S Class...........      --         --
Value -- S Class...............      --         --

      4. The "Underlying Fund Annual Expenses" table appearing on page 5 of the Prospectus is supplemented by adding the fees associated with the S
Class shares of the Funds as follows:

                                                           OTHER                                  TOTAL ANNUAL
                                                       FUND EXPENSES                              FUND EXPENSES
                                         MANAGEMENT        AFTER           12B-1 OR             AFTER AND BEFORE
FUND                                        FEES      REIMBURSEMENT(2)   SERVICE FEES           REIMBURSEMENT(2)
----                                     ----------   ----------------   ------------   ---------------------------------
Bond -- S Class........................    0.60%           0.12%             0.25%      0.97%
Capital Appreciation -- S Class........    0.71%           0.04%             0.25%      1.00%
Capital Opportunities -- S Class.......    0.71%           0.08%             0.25%      1.04%
Emerging Growth -- S Class.............    0.69%           0.05%             0.25%      0.99%
Emerging Markets Equity -- S Class.....    1.25%           0.32%             0.25%      1.82%
Global Asset Allocation -- S Class.....    0.75%           0.15%             0.25%      1.15%
Global Governments -- S Class..........    0.75%           0.19%             0.25%      1.19%
Global Growth -- S Class...............    0.90%           0.14%             0.25%      1.29%
Global Health Sciences -- S
 Class (3).............................    1.00%           0.25%             0.25%      1.50%  [1.71%]
Global Telecommunications -- S
 Class (3).............................    1.00%           0.28%             0.25%      1.53%  [8.75%]
Global Total Return -- S Class.........    0.75%           0.16%             0.25%      1.16%
Government Securities -- S Class.......    0.55%           0.07%             0.25%      0.87%
High Yield -- S Class..................    0.75%           0.08%             0.25%      1.08%
International Growth -- S Class........    0.98%           0.26%             0.25%      1.49%
International Investors Trust -- S
 Class.................................    0.98%           0.23%             0.25%      1.46%
International New Discovery -- S
 Class (3).............................    0.98%           0.25%             0.25%      1.48%  [1.69%]
Managed Sectors -- S Class.............    0.71%           0.05%             0.25%      1.01%
Massachusetts Investors Growth
 Stock -- S Class......................    0.75%           0.06%             0.25%      1.06%
Massachusetts Investors Trust -- S
 Class.................................    0.55%           0.05%             0.25%      0.85%
Mid Cap Growth -- S Class..............    0.75%           0.14%             0.25%      1.14%
Money Market -- S Class................    0.50%           0.08%             0.25%      0.83%
New Discovery -- S Class...............    0.90%           0.09%             0.25%      1.24%
Research -- S Class....................    0.69%           0.05%             0.25%      0.99%
Research Growth and Income -- S
 Class.................................    0.75%           0.13%             0.25%      1.13%
Research International -- S Class......    1.00%           0.28%             0.25%      1.53%
Strategic Growth -- S Class............    0.75%           0.19%             0.25%      1.19%
Strategic Income -- S Class............    0.75%           0.23%             0.25%      1.23%
Technology -- S Class..................    0.75%           0.17%             0.25%      1.17%
Total Return -- S Class................    0.66%           0.04%             0.25%      0.95%
Utilities -- S Class...................    0.72%           0.08%             0.25%      1.05%
Value -- S Class.......................    0.75%           0.12%             0.25%      1.12%

      5. Footnote (2) to the "Underlying Fund Annual Expenses" table appearing on page 5 of the Prospectus is supplemented with the addition of the following fee reimbursements associated with S Class shares of the Funds:

Bond -- S Class.............................................  0.95%
Capital Appreciation -- S Class.............................  0.99%
Emerging Growth -- S Class..................................  0.98%
Emerging Markets Equity -- S Class..........................  1.80%
Global Asset Allocation -- S Class..........................  1.14%
Global Governments -- S Class...............................  1.18%
Global Growth -- S Class....................................  1.28%
Global Telecommunications -- S Class........................  1.50%
Global Total Return -- S Class..............................  1.15%
High Yield -- S Class.......................................  1.07%
International Growth -- S Class.............................  1.48%
Massachusetts Investors Trust -- S Class....................  0.84%
Mid Cap Growth -- S Class...................................  1.12%
Research Growth and Income -- S Class.......................  1.12%
Research International -- S Class...........................  1.52%
Strategic Growth -- S Class.................................  1.17%
Strategic Income -- S Class.................................  1.21%
Technology -- S Class.......................................  1.15%
Total Return -- S Class.....................................  0.94%
Utilities -- S Class........................................  1.04%
Value -- S Class............................................  1.11%

      6. Footnote (3) to the "Underlying Fund Annual Expenses" table appearing on page 6 of the Prospectus is replaced with the following paragraph:

    (3) MFS has contractually agreed to bear the expenses of each of the two classes (Initial Class and S Class) of the Global Health Science Series, Global Telecommunications Series, and International New Discovery
        Series such that "Other Fund Expenses," after taking into account the expense offset arrangement described in Footnote (2), above, do not exceed 0.25% annually. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the Series Fund's Board of Directors; provided, however, that a Fund's contractual fee arrangement will terminate prior to May 1, 2002, in the event that the Fund's "Other Fund Expenses" equal or fall below 0.25% annually.

      7. The "Examples" presented on pages 7 through 10 of the Prospectus are supplemented by adding the following examples:

      If you surrender your Contract at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and no optional death benefit riders have been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Bond -- S Class.............................................    $ 98       $143       $191       $297
Capital Appreciation -- S Class.............................    $ 98       $144       $193       $300
Capital Opportunities -- S Class............................    $ 99       $145       $195       $304
Emerging Growth -- S Class..................................    $ 98       $144       $192       $299
Emerging Markets Equity -- S Class..........................    $107       $169       $233       $380
Global Asset Allocation -- S Class..........................    $100       $149       $200       $315
Global Governments -- S Class...............................    $100       $150       $202       $319
Global Growth -- S Class....................................    $101       $153       $207       $329
Global Health Sciences -- S Class...........................    $103       $159       $218       $350
Global Telecommunications -- S Class........................    $104       $160       $219       $352
Global Total Return -- S Class..............................    $100       $149       $201       $316
Government Securities -- S Class............................    $ 97       $140       $186       $287
High Yield -- S Class.......................................    $ 99       $146       $197       $308
International Growth -- S Class.............................    $103       $159       $217       $349
International Investors Trust -- S Class....................    $103       $158       $216       $346
International New Discovery -- S Class......................    $103       $158       $217       $348
Managed Sectors -- S Class..................................    $ 98       $144       $193       $301
Massachusetts Investors Growth Stock -- S Class.............    $ 99       $146       $196       $306
Massachusetts Investors Trust -- S Class....................    $ 97       $139       $185       $285
Mid Cap Growth -- S Class...................................    $100       $148       $200       $314
Money Market -- S Class.....................................    $ 97       $139       $184       $283
New Discovery -- S Class....................................    $101       $151       $205       $324
Research -- S Class.........................................    $ 98       $144       $192       $299
Research Growth and Income -- S Class.......................    $100       $148       $199       $313
Research International -- S Class...........................    $104       $160       $219       $352
Strategic Growth -- S Class.................................    $100       $150       $202       $319
Strategic Income -- S Class.................................    $101       $151       $204       $323
Technology -- S Class.......................................    $100       $149       $201       $317
Total Return -- S Class.....................................    $ 98       $142       $190       $295
Utilities -- S Class........................................    $ 99       $145       $195       $305
Value -- S Class............................................    $100       $148       $199       $312

      If you surrender your Contract at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and the EEB Plus MAV optional death benefit rider has been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Bond -- S Class.............................................    $102       $155       $211       $337
Capital Appreciation -- S Class.............................    $102       $156       $213       $340
Capital Opportunities -- S Class............................    $103       $157       $215       $344
Emerging Growth -- S Class..................................    $102       $156       $212       $339
Emerging Markets Equity -- S Class..........................    $111       $181       $253       $416
Global Asset Allocation -- S Class..........................    $104       $161       $220       $354
Global Governments -- S Class...............................    $104       $162       $222       $358
Global Growth -- S Class....................................    $105       $165       $227       $368
Global Health Sciences -- S Class...........................    $107       $171       $237       $387
Global Telecommunications -- S Class........................    $108       $172       $239       $390
Global Total Return -- S Class..............................    $104       $161       $221       $355
Government Securities -- S Class............................    $101       $152       $206       $327
High Yield -- S Class.......................................    $103       $158       $217       $348
International Growth -- S Class.............................    $107       $171       $237       $386
International Investors Trust -- S Class....................    $107       $170       $235       $383
International New Discovery -- S Class......................    $107       $170       $236       $385
Managed Sectors -- S Class..................................    $102       $156       $213       $341
Massachusetts Investors Growth Stock -- S Class.............    $103       $158       $216       $346
Massachusetts Investors Trust -- S Class....................    $101       $152       $205       $325
Mid Cap Growth -- S Class...................................    $104       $160       $220       $353
Money Market -- S Class.....................................    $101       $151       $204       $323
New Discovery -- S Class....................................    $105       $163       $225       $363
Research -- S Class.........................................    $102       $156       $212       $339
Research Growth and Income -- S Class.......................    $104       $160       $219       $352
Research International -- S Class...........................    $108       $172       $239       $390
Strategic Growth -- S Class.................................    $104       $162       $222       $358
Strategic Income -- S Class.................................    $105       $163       $224       $362
Technology -- S Class.......................................    $104       $161       $221       $356
Total Return -- S Class.....................................    $102       $155       $210       $335
Utilities -- S Class........................................    $103       $158       $215       $345
Value -- S Class............................................    $104       $160       $219       $351

      If you do NOT surrender your Contract, or if you annuitize, at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and no optional death benefit riders have been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Bond -- S Class.............................................    $26        $ 80       $137       $297
Capital Appreciation -- S Class.............................    $26        $ 81       $139       $300
Capital Opportunities -- S Class............................    $27        $ 82       $141       $304
Emerging Growth -- S Class..................................    $26        $ 81       $138       $299
Emerging Markets Equity -- S Class..........................    $35        $106       $179       $380
Global Asset Allocation -- S Class..........................    $28        $ 86       $146       $315
Global Governments -- S Class...............................    $28        $ 87       $148       $319
Global Growth -- S Class....................................    $29        $ 90       $153       $329
Global Health Sciences -- S Class...........................    $31        $ 96       $164       $350
Global Telecommunications -- S Class........................    $32        $ 97       $165       $352
Global Total Return -- S Class..............................    $28        $ 86       $147       $316
Government Securities -- S Class............................    $25        $ 77       $132       $287
High Yield -- S Class.......................................    $27        $ 83       $143       $308
International Growth -- S Class.............................    $31        $ 96       $163       $349
International Investors Trust -- S Class....................    $31        $ 95       $162       $346
International New Discovery -- S Class......................    $31        $ 95       $163       $348
Managed Sectors -- S Class..................................    $26        $ 81       $139       $301
Massachusetts Investors Growth Stock -- S Class.............    $27        $ 83       $142       $306
Massachusetts Investors Trust -- S Class....................    $25        $ 76       $131       $285
Mid Cap Growth -- S Class...................................    $28        $ 85       $146       $314
Money Market -- S Class.....................................    $25        $ 76       $130       $283
New Discovery -- S Class....................................    $29        $ 88       $151       $324
Research -- S Class.........................................    $26        $ 81       $138       $299
Research Growth and Income -- S Class.......................    $28        $ 85       $145       $313
Research International -- S Class...........................    $32        $ 97       $165       $352
Strategic Growth -- S Class.................................    $28        $ 87       $148       $319
Strategic Income -- S Class.................................    $29        $ 88       $150       $323
Technology -- S Class.......................................    $28        $ 86       $147       $317
Total Return -- S Class.....................................    $26        $ 79       $136       $295
Utilities -- S Class........................................    $27        $ 82       $141       $305
Value -- S Class............................................    $28        $ 85       $145       $312

      If you do NOT surrender your Contract, or if you annuitize, at the end of the applicable period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return, an average Contract size of $35,000, and the EEB Plus MAV optional death benefit rider has been elected:

                                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              --------   --------   --------   --------
Bond -- S Class.............................................    $30        $ 92       $157       $337
Capital Appreciation -- S Class.............................    $30        $ 93       $159       $340
Capital Opportunities -- S Class............................    $31        $ 94       $161       $344
Emerging Growth -- S Class..................................    $30        $ 93       $158       $339
Emerging Markets Equity -- S Class..........................    $39        $118       $199       $416
Global Asset Allocation -- S Class..........................    $32        $ 98       $166       $354
Global Governments -- S Class...............................    $32        $ 99       $168       $358
Global Growth -- S Class....................................    $33        $102       $173       $368
Global Health Sciences -- S Class...........................    $35        $108       $183       $387
Global Telecommunications -- S Class........................    $36        $109       $185       $390
Global Total Return -- S Class..............................    $32        $ 98       $167       $355
Government Securities -- S Class............................    $29        $ 89       $152       $327
High Yield -- S Class.......................................    $31        $ 95       $163       $348
International Growth -- S Class.............................    $35        $108       $183       $386
International Investors Trust -- S Class....................    $35        $107       $181       $383
International New Discovery -- S Class......................    $35        $107       $182       $385
Managed Sectors -- S Class..................................    $30        $ 93       $159       $341
Massachusetts Investors Growth Stock -- S Class.............    $31        $ 95       $162       $346
Massachusetts Investors Trust -- S Class....................    $29        $ 89       $151       $325
Mid Cap Growth -- S Class...................................    $32        $ 97       $166       $353
Money Market -- S Class.....................................    $29        $ 88       $150       $323
New Discovery -- S Class....................................    $33        $100       $171       $363
Research -- S Class.........................................    $30        $ 93       $158       $339
Research Growth and Income -- S Class.......................    $32        $ 97       $165       $352
Research International -- S Class...........................    $36        $109       $185       $390
Strategic Growth -- S Class.................................    $32        $ 99       $168       $358
Strategic Income -- S Class.................................    $33        $100       $170       $362
Technology -- S Class.......................................    $32        $ 98       $167       $356
Total Return -- S Class.....................................    $30        $ 92       $156       $335
Utilities -- S Class........................................    $31        $ 95       $161       $345
Value -- S Class............................................    $32        $ 97       $165       $351

      THESE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN. THE EXAMPLES ASSUME THAT ALL CURRENT WAIVERS AND REIMBURSEMENTS CONTINUE THROUGHOUT ALL PERIODS.

      8. The second paragraph under "Variable Account Options: The MFS/Sun Life Series Trust," beginning on page 12 of the Prospectus is replaced by the following:

   "The Series Fund is composed of 31 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 31 series (each, a "Fund"), each corresponding to one of the portfolios. Each Fund offers two share classes: an Initial
   Class and a Service Class (or "S Class"). The Contract provides for investment by the Sub-Accounts in both share classes of 29 of the Funds. (NEITHER SHARE CLASS OF THE INTERNATIONAL NEW DISCOVERY SERIES AND GLOBAL HEALTH SCIENCES SERIES ARE PRESENTLY AVAILABLE FOR SALE.) Additional portfolios may be added to the Series Fund which may or may not be available for investment by the Variable Account."

      THIS SUPPLEMENT IS NOT VALID UNLESS ACCOMPANIED OR PRECEDED BY THE CURRENT PROSPECTUS FOR THE MFS REGATTA EXTRA VARIABLE AND FIXED ANNUITY, AND THE CURRENT FUND PROSPECTUS AS SUPPLEMENTED. ALL SUPPLEMENTS AND THE PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

EXTRA SUPP 08/2001